UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2013

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717

(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

This amendment to the Form 8-K filed by CPI Aerostructures, Inc. on August 8, 2013 (“Original 8-K”) is made solely to correct a typographical error in the Press Release dated August 8, 2013 (“Press Release”), reporting the Registrant’s financial results for its quarter ended June 30, 2013, included as Exhibit 99.1 to the Original 8-K.  The updated exhibit corrects the date on the Condensed Balance Sheet of the Press Release from March 31, 2013 to June 30, 2013.  A copy of the Company’s corrected press release is furnished as Exhibit 99.1 hereto.  Other than the corrected Exhibit 99.1, there are no changes to the disclosure in the Original 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Corrected Press Release dated August 8, 2013, reporting the Registrant’s financial results for its quarter ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2013	CPI AEROSTRUCTURES, INC

By:	/s/Vincent Palazzolo
Vincent Palazzolo
Cheif Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Corrected Press Release dated August 8, 2013, reporting the Registrant’s financial results for its quarter ended June 30, 2013.